UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DESTINY TECH100 INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Text Message:

Hi [name], hope you’re well! Quick request for you - could you take a second this afternoon to vote on our Annual Shareholder Meeting? The instructions were sent to your email, which I’m including here for ease of reference: https://viewproxy.com/DXYZ/2024/

When you go to vote, your control # is: [control #].

Thanks so much, really appreciate it!

Email Message:

Hi [first_name],

Quick follow-up - could you take a second today to vote ahead of the meeting Monday? You can vote here [link: www.AALvote.com/DXYZ] using the control number below.

Your Control Number: [Control Number]

Additionally, for any shares held at your brokerage as of the record date, please visit proxyvote.com. You can search “proxyvote” in your email to find voting information sent by your broker.

[Sign-off]